. . . 1 The 2Q 2022 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on July 28, 2022. Exhibit 99.2 OceanFirst Financial Corp. 2Q 2022 Investor Presentation1 July 2022

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 or any other pandemic on our operations and financial results and those of our customers, changes in interest rates, inflation, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on July 28, 2022. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Strategic and Operational Focus 3 Outstanding and Proven Growth Efficiency Cost Model Focused on Investment in Technology Efficient Funding Base and Competitive Spreads Strategic Capital Utilization Significant top-line revenue growth driven by robust loan growth. Optimized branch network by refocusing spend on technology to enhance our customer experience and operational efficiency. NIM continues to trend upward with expansion spurred by loan growth, our asset-sensitive balance sheet, and low deposit funding. Significant stockholder capital returns, minimally dilutive acquisitions, maintaining strong regulatory capital thresholds.

. . .Second Quarter 2022 Financial Highlights 4 Performance Year-over-Year (1) Core metrics exclude merger related expenses, net branch consolidation expenses, net loss/gain on equity investments, and the income tax effect of these items, (collectively referred to as “non-core” items). TBV (tangible book value) per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information. (2) PTPP (Pre-tax Pre-provision) excludes the pre-tax “non-core” items along with income tax expense (benefit) and credit loss provision (benefit). Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information. (3) NIM (Net Interest Margin) +20.4% +45.5% Core Diluted EPS 1 Core Diluted PTPP per Share 1, 2 +17.5% +42.2% Core Earnings 1 Core PTPP 1, 2 +$0.38 +40bps TBV per Share 1 NIM 3 Performance Quarter-over-Quarter +20.4% +3.5% Core Diluted EPS 1 Loan Growth -3.1% +11bps Core Efficiency Ratio NIM 3

. . .Proven Historical Net Interest Income and Loan Growth 5 76,829 120,262 169,218 240,502 255,971 312,951 305,338 175,024 3.71% 3.16% 20162015 2017 2018 3.25% 3.46% 2021 3.52% 3.62% 2019 2020 2.92% 3.24% Q2-22 351,010 Net Interest Margin YTD Jun-22 Annualized Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 26.3% 1,135 1,187 2,023 2,296 3,492 4,378 4,809 570 741 793 1,145 1,055 1,021 145 585 831 1,704 1,749 2,045 2,321 2,309 2,480 2,758 6,214 511 153 5,589 2015 534 2016 281 188 252 20212017 475 305 291 2018 408 396 2019 339 Q2-222020 261 449 1,988 3,817 3,975 7,756 8,623 9,425 308 193 471 ResidentialHome Equity & Consumer Owner Occupied CREC&I Loan Investor CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 41.2% Owner Occupied CRE / C&I CAGR 21.5%

. . .Successful Commercial Loan Growth 6 Q2-22 49% 68% 2015 +19% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of Q2-22 54% of commercial loans originated in Philadelphia and NY Emphasis on Commercial Increase of $5.5B in commercial loans since 2015 41% 32% 22% 5% New Jersey New York Philadelphia Boston / Baltimore Total: $6.4B New York commercial loan balance surpassed $2 billion

. . .Continued Focus on Growing Core Deposits1 7 Shift Toward Non-Interest Bearing Deposits ($’millions) 1,661 3,542 3,736 4,948 5,393 8,055 8,958 8,331647 607 866 936 1,373 775 1,500 255 20202015 20212016 20192017 2018 Q2-22 6,329 1,916 4,189 4,343 5,814 9,7339,428 9,831 CoreNon-Core (1) Core deposits represent all deposits less time deposits. Organic Deposit Growth Bolstered by Acquisitions ($’millions) 9,831 $6,329 2018 $123 2015 2016 $2,123 2017 $1,894 $1,616 $449 2019 2020 2021 Q2-22 $9,733 $1,916 $4,187 $4,343 $5,814 $9,428 Acquired Deposits Organic Deposits 58% 42% Commercial Consumer Total: $9.8B Average Cost of Deposits YTD Int. Bearing Checking 0.18% Money Market 0.16% Savings 0.04% Time Deposits 0.88% Total (incl. non-int bearing) 0.17%

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 8 Core Non-Interest Expense1 ($’000) 40,752 43,222 43,126 42,802 41,721 10,446 11,212 13,971 12,326 12,992 54,434 Q4-21Q2-21 51,198 Q3-21 3,206 Q1-22 Q2-22 57,097 55,128 57,919 Trident Other Core Non-Int ExpTechnology Expense 57.51% Q1-22 60.06% Q2-21 62.22% Q3-21 62.57% Q4-21 54.43% 53.69% Q2-22 1.78% 1.84% 1.90% 1.87% 1.89% Core Efficiency Ratio Core Efficiency Ratio excl. Trident Core Non-Interest Expense to Average Assets (Annualized) (1) Core metrics exclude merger related expenses, net branch consolidation expenses, and net loss/gain on equity investments. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information.  Q2-22 expenses included the Company’s first full quarter of Trident Abstract Title Agency, LLC (“Trident”) operations, which incurred $3.2 million of operating expenses in this period. We anticipate Trident run-rate to continue at $3 – $4 million per quarter.  Q2-22 core operating expenses, excluding Trident, decreased $400,000 and totaled $54.7 million.  Technology expense, which represents data processing, communications, and digitally focused departments, accounted for 22.4% of total core non- interest expense in Q2-22. For the full year 2021, these costs accounted for 21.1% of core non- interest expense.

. . .Core Non-Interest Income1 Expansion Opportunity 9  Q2-22 non-interest income included the Company’s first full quarter of Trident operations, which generated $4.5 million of non-interest income in the quarter. We anticipate Trident run- rate fee income of $3 – $5 million per quarter.  Starting on July 1, 2022, the Durbin amendment fee cap will impact our interchange fee revenue. We expect a reduction in Bankcard services revenue of $1.5 million per quarter, which is partially offset by the new revenue generated by Trident. 2,038 739 656 731 784 1,588 1,323 2,781 2,294 1,716 1,640 2,061 2,103 1,422 3,809 2,973 3,314 3,060 3,299 3,591 3,409 3,308 2,963 3,310 Q3-21Q2-21 Q2-22Q1-22 73 Q4-21 15,619 4,510 11,227 10,349 10,662 11,638 Fees and Service ChargesTrident Fee Income Bankcard Services Commercial Loan Swap Income Income from BOLI Other (1) Core Non-Interest Income excludes net loss/gain on equity investments. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information.

. . .Operational Efficiency 10 Deposits per Branch ($’millions) (60) bps2.39% 1.79% 2015 Q2-22 Core Non-interest Expense1 to Total Avg. Assets (Annualized) 71 69 94 99 113 152 207 259 Q2-2220202015 2016 2017 2018 2019 2021 3.6x Operating Efficiency ($’millions) Branch optimization fully completed by end of Q1-22 (1) Core metrics for Q2-22 exclude merger related expenses, net branch consolidation expenses, and net loss/gain on equity investments. In addition, for comparison purposes, Trident operations have been excluded from Q2-22 expenses. Refer to the “Non-GAAP Reconciliation” and “Supplemental Information on Trident” in the Earnings Release for additional information. 7 7 8 9 9 12 13 14 96 85 118 127 147 185 250 327 Q2-22202120192015 202020172016 2018 Assets per FTE Assets per Branch

. . .Growth in Net Interest Margin 11  Asset-sensitive balance sheet well-positioned for rising interest rates.  Average loan growth since Q4-21 totaled ~$414MM and the loan pipeline of $385MM remains strong at June 30, 2022. In addition, end of period loan balances are $176MM higher than average balances for the quarter.  Competitive market environment as peers compete on rate for quality credit.  Maintaining a healthy loan-to-deposit ratio while remaining disciplined on deposit pricing and managing funding costs. (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM Q2-22 NIM Bridge Headwinds Tailwinds (0.03)% Q1-22 NIM Purchase accounting impact 3.29% 0.06% 0.08% Impact of prepayment fees Q2-22 NIMRate environment, change in balances and funding mix, and other, net 3.18% 2.81% 3.06% 3.29% 2.73% 2.89% Q2-21 2.93% 2.75% Q3-21 2.99% Q4-21 3.18% Q2-22Q1-22 3.12% NIM Core NIM

. . .Generating Consistent and Attractive Returns 12 Book Value and Tangible Book Value per Common Share ($)1 Core ROAA and ROTE1 • Tangible book value per common share increased by $0.02 per share versus Q1-22. • Repurchased 272,779 shares in Q2-22; 2.9 million shares remain available for repurchase. Capital Management ($’millions) 15.58 15.78 15.93 15.94 15.96 25.22 25.47 25.63 25.58 25.73 Q3-21Q2-21 Q1-22Q4-21 Q2-22 Tangible Book Value per Common ShareBook Value per Share 13.73% 11.30% 12.04% 1.02% 10.62% Q2-21 0.90% 0.95% Q3-21 Q4-21 11.55% 0.98% Q1-22 1.13% Q2-22 Core ROTE Core ROAA 10 10 10 10 10 11 10 5 2 5 Q3-21 9.01% Q2-21 8.78% 8.60% Q4-21 8.89% Q1-22 8.39% Q2-22 Tangible Stockholders’ Equity to Tangible Assets1 Share Repurchases QTD Cash Dividend QTD (1) Core metrics exclude merger related expenses, net branch consolidation expenses, net loss/gain on equity investments, and the income tax effect of these items. Tangible book value and tangible assets exclude goodwill, core deposit intangible, and preferred equity. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information.

. . .Business Model Strength Driving Significant Capital Return 13 $0.49 $1.01 $1.55 $2.15 $2.77 $3.45 $4.13 $4.81 $5.15 $0.55 $0.94 $1.04 $1.09 $1.39 $1.97 $2.25 $2.86 $2.98 $12.91 $13.67 2015 $12.94 $13.58 2017 $14.26 2018 $20.55 $15.13 2019 $14.98 202020162014 2021 $15.96 Q2-22 $12.33 $12.33 $18.42 $13.95 $15.62 $15.53 $16.82 2013 $21.36 $23.60 $24.09 $15.93 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS) is attributed to:  Minimally dilutive and strategic acquisitions in critical new markets  Stock buybacks  Repurchased 272,779 shares in Q2-22 with 2.9 million available for repurchase  Stable & competitive dividend  102nd consecutive quarter  Historical Payout Ratio of 30% to 40%  Announced an increase to the dividend by 18% to $0.20 per share (1) Tangible book value per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information. Q2-22 Growth Since 2013 Tangible Book Value per Share 1 29.4% Total Capital Return per Share 95.4%

. . . I N V E S T O R P R E S E N T A T I O N 14 Appendix

. . .OCFC’s Strong History of Credit Discipline 15 Global Financial Crisis Net Charge Offs (NCOs) / Avg. Loans (%) Hurricane Sandy (1) Source: S&P Global (2) Proxy and US Bank industry reporting is on a one quarter lag (3) Peer group disclosed in OCFC’s DEF-14A filed 4/26/22. This excludes i) Investors Bancorp due to the sale the Citizens Financial Group; ii) Boston Private Financial Holdings due to the sale to SVB Financial Group; and iii) Meridian Bancorp due to the sale to Independent Bank Corp. 1.00% 2.00% 0.00% -0.50 0.50% 1.50% 2.50% 3.00% 201520122007 2008 2009 2010 2011 2013 2014 2016 2017 2018 2019 2020 2021 Q1-22 US Commercial Banks $10-50 bn 1, 2 OCFC Peer Group 1, 2, 3 OCFC’s 7 bps average NCO is 80% lower than the 36 bps average NCO for US Commercial Banks $10-50 billion in size over the past four years. -0.50%

. . .Conservative Credit Risk Profile 16 0.01% 0.10% 0.05% 2020 0.01% 2016 0.08% 0.00% 0.30% 0.21% 0.36% 0.11% 2017 0.03% 0.10% 0.05% 0.13% 2018 2019 0.00% 0.47% Q2-22 0.12% 0.04% 0.29% 0.12% 0.02% 0.03% 0.11% 0.31% 0.12% 0.05% 0.02% 2021 0.07% 0.52% 0.18% 0.22% 0.02% 0.06% 0.35% 0.00% Commercial & Industrial Commercial Real Estate Consumer Residential (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. (2) Source: S&P Global. (3) Peer group reporting is on a one quarter lag. Peer group disclosed in OCFC’s DEF-14A filed 4/26/22. This excludes (i) Investors Bancorp due to the sale the Citizens Financial Group; (ii) Boston Private Financial Holdings due to the sale to SVB Financial Group; and (iii) Meridian Bancorp due to the sale to Independent Bank Corp. 0.45% 2021 0.22% 202020182016 0.16% 0.54% 2017 0.25% 2019 0.32% Q2-22 0.14% Q1-22 Peer Group Average (0.39%)2,3 NPA/Assets Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1

. . .Quarterly Credit Trends (1 of 2) 17 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans Net Charge-offs (NCOs) / (Recoveries) and Credit Loss Expense (Benefit) ($’000) 0.72% 0.79% Q3-21Q2-21 0.61% 0.30% 0.26% 0.69% 0.57% 0.22% Q4-21 Q1-22 0.18% 0.56% 0.17% 0.55% Q2-22 0.99% 0.87% 0.74% PCD & General Credit Marks ACL 224 (19) (92) 9 (3,179) Q2-21 Q3-21 (6,460) 1,851 0.01% (386) Q4-21 0.00% (1,573) 0.00% 0.00% Q1-22 1,254 0.00% Q2-22 Credit Loss Expense / (Benefit) Net Charge-offs / (Recoveries) NCOs / Average loans

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (2 of 2) 18 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: Of the $60.8 million in Special Mention loans and $103.3 million of Substandard loans, $57.6 million (or 94.8%) and $91.6 million (or 88.7%) are current on payments, respectively. 0.14% Q2-21 106 0.20% Q2-22 106 0 Q3-21 0.41% 0.28% 106 Q1-22 0.29% 0.22% 0.16% Q4-21 0.25% 0.19% 106 0.18% Non-performing loans Non-performing loans to total loans OREO Non-performing assets to total assets 31,680 23,344 18,948 23,180 17,224 183,032 158,575 148,557 114,030 103,294 129,955 98,687 91,607 91,611 60,812 Q2-21 Q4-21Q3-21 Q1-22 Q2-22 Special Mention Substandard (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

. . .Asset Growth Supplemented by Strategic M&A 19 ($ in millions) Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 ~$12 million $142 million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp January 1, 2020 ~$197 million $1,109 million Country Bank Holding Company Inc. January 1, 2020 ~$113 million $798 million Partners Bancorp2 TBD ~$186 million $1,640 million Weighted average1: Price/Tangible Book Value 158%; Core Deposit Premium 9.0% 2,615 $495 $2,044 $142 2015 $11,448 2016 2017 20192018 $1,907 2020 5,167 2021 Q2-22 $2,593 $5,416 $7,516 $11,740 $8,246 12,438 Acquired Assets Organic Assets (1) At time of announcement. (2) Partners Bancorp acquisition is pending.

. . .Northeast and Mid-Atlantic Expansion Opportunities1 20 • New Jersey is an attractive market. • Statewide total population of 9.3 million. • Most densely populated state. • 11th most populous state. • Median household income of $85,245. • Significant opportunities for acquisitions to build customer base. • Support expansion in Pennsylvania, Metropolitan New York, Boston, Baltimore, and Washington D.C. Northeast U.S., DE, MD + D.C. Metro provides access to ~20% of the U.S. population (1) Source: U.S. Census Bureau VA PA NY MA CT RI MD DC DE NJ NH ME VT New Jersey Region Greater Philadelphia Region New York Region Boston Region Baltimore / D.C. Region

. . .Experienced Management Team with Banking Expertise 21 Substantial insider ownership of 11%2, including Directors, Executive Officers, ESOP and OceanFirst Foundation. Executive Title Years Experience1 Select Experience Christopher D. Maher Chairman & Chief Executive Officer 9 • Director of the Federal Reserve Bank of Philadelphia • Former President and CEO of Patriot National Bancorp • Former EVP at Dime Community Bancshares, Inc. Joseph J. Lebel III President & Chief Operating Officer 16 • Wachovia Bank • Member of the Board for the New Jersey Chamber of Commerce Patrick S. Barrett Executive Vice President & Chief Financial Officer 0 • Former CFO of First Midwest Bancorp, Inc. and Fulton Financial Corp. • Extensive leadership and management experience at several financial institutions Steven J. Tsimbinos Executive Vice President, General Counsel & Corporate Secretary 12 • Thacher Proffitt & Wood • Lowenstein Sandler PC Grace M. Vallacchi Executive Vice President & Chief Risk Officer 5 • Office of the Comptroller of the Currency • First Fidelity Michele B. Estep Executive Vice President & Chief Administrative Officer 14 • Sun National Bancorp • Key Bank Karthik Sridharan Executive Vice President & Chief Information Officer 3 • Citigroup • JP Morgan Chase • Bank of America (1) Represents years of experience at OceanFirst and includes years at acquired banks. (2) As of 12/31/21.

. . .Interest Rate Sensitivity (1 of 2) 22  OceanFirst Bank’s balance sheet is asset-sensitive. A measurable upward change in the rate environment could have a positive impact to our net interest income going forward. Economic Value of Equity (EVE)1 - % ChangeEarnings at Risk (EAR)1 - % Change -6 -5 -4 -3 -2 -1 0 1 2 -1.9% +100 bps+300 bps 0.4% +200 bps 1.2% Base -5.5% -100 bps OceanFirst % Change -6 -4 -2 0 2 4 6 8 -5.9% Base+200 bps 2.4% 6.5% +300 bps 4.6% +100 bps -100 bps OceanFirst % Change Impact to Net Interest Income1 +$24.8MM +$17.4MM +$9.3MM -$22.2MM (1) Refer to the Quantitative and Qualitative Disclosures About Market Risk to be filed with the Form 10-Q for additional details.

. . .Interest Rate Sensitivity (2 of 2) 23 Rate Characteristics 77% 92% 55% 49% 63% 15% 85% 23% 45% 51% 37% 85% 15% Commercial Loans (CRE & C&I) Securities 8% DepositsMortgage Loans Consumer Loans Total Assets (Weighted Avg) Borrowings Adjustable/Floating Fixed Core Deposits Note: Data as of 6/30/22 3.4 4.5 2.4 2.1 2.8 0.9 Commercial LoansSecurities Total Assets (Weighted Avg) Mortgage Loans Consumer Loans Time Deposits Duration (Years) Asset and Liability Duration (Years)